November 2017 Investor Presentation Exhibit 99.1

This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express our current assumptions, beliefs, plans and expectations about our future financial performance and achievements and are necessarily based on current information available to us. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, our future or assumed financial condition, results of operations, strategic plans and objectives, competitive position and potential growth opportunities. The realization of our future financial performance and the achievement of our plans and objectives, including the achievement of our strategic plans and the realization of our potential growth opportunities, as set forth in the forward-looking statements contained in this presentation and the accompanying oral commentary, are subject to substantial known and unknown risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this presentation or expressed in the accompanying oral commentary. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons our actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available to us in the future. Safe Harbor Statement

Selected Financial Information Financial Highlights : As of or for the Nine Months Ended September 30, 2017 Loans $3.4 Billion Revenue: $109.7 Million Deposits $3.3 Billion Net Income: $25.3 Million Total Assets $4.1 Billion ROAA 0.89% AUM $4.2 Billion ROE 11.0% TBV per share $9.62 Efficiency Ratio 64.1% Growth / Footprint Loan production: $1.23 billion - 2017 9 Months; $1.8 billion – 2016 Deposit growth: $842 million - 2017 9 months; $905 million – 2016 Revenue growth: 20% - 2017 9 months; 43% - 2016 AUM growth: $585 million - 2017 9 months; $115 million - 2016 Branches: Southern California (8); Northern California (4), Hawaii and Nevada1 (1) Assumes closing of Community First Bank acquisition

Attractive Revenue Growth and Diverse Revenue Composition Total Revenue ($ in millions) Revenue Composition Q3 2017 29% CAGR 2012 to 2016 Substantial fee-based, recurring revenue

Strong Net Interest Income Net yield on interest-earning assets trend influenced by increase in balance sheet liquidity and diversification of loan portfolio Net interest income growth directly related to robust growth in loans and deposits 38% CAGR (2012 to 9/30/17) in loans Conservative, liquidity-focused investment portfolio Net Interest Income and Net Yield on Interest-Earning Assets ($ in millions) Net Interest IncomeNet Yield on Interest-Earning Assets

Loan Growth Driven by Experienced Lending Team Loan growth has been achieved while maintaining credit discipline $102 million of multifamily loans were sold in 2015 $306 million of multifamily loans were sold in 2016 $286 million of multifamily loans were sold in first nine months of 2017 Gross Loans ($ in millions)

Loan Composition and Credit Quality Multifamily and commercial real estate lending platform $3.8 billion of originations since 2009 No charge-offs in 9+ year lending history Cross-selling our lending products to our high-net-worth clients Business banking products for small to moderate-sized businesses and professional firms in our market area Track record of outstanding credit quality across the loan portfolio NPAs/Assets (9/30/17): 0.19% Avg. NCO/Average Loans (2011- 2017 Q3): 0.03% ALLL/Gross Loans(9/30/17): 0.54% Q3 2017 Yield on Loans: 3.73% Loans by Type – September 30, 2017 ($ in millions)

Source: SNL Data; charge offs reflect total charge offs divided by average loan balances for each period; Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income; Fannie Mae Multifamily Commentary, August 2017 Strong Demand in 2017 During the first half of 2017, the estimated national vacancy level of multifamily properties was down to year-end 2016 levels and the market witnessed increasing asking rents. The national multifamily vacancy rate is expected to stay in the 5.25% to 5.75% range for the remainder of 2017. The national vacancy rate is still expected to be below its 12-year average rate of about 6.0 percent. Multifamily Market Historically Low Charge Offs Charge offs in multifamily lending continue to be the lowest of all major loan types Charge Offs by Loan Type for CA, NV, and HI-Based Banks

Multifamily Market

Market Profile: Orange County

- Multifamily investment reached $798 million in H1 2017 on pace to reach 2016 record-high levels. Private buyer activity increased over the last few years and accounted for 90.0% of acquisitions through H1 2017.
- Population, personal income, and total employment are the primary economic drivers of apartment demand. Total employment in the Orange County area has grown at an average annual rate of 2.3% (U.S. employment has grown at 1.8%).
- In Q2 2017, pricing remained very strong with 6.0% year-over-year growth.
- By year-end 2018, the annualized vacancy rate in Orange County is expected to be 3.7% while rents are forecasted to grow.

THE ORANGE COUNTY
REGISTER
October 11, 2017

$2,373 average rent ahead: Steep hikes to continue through 2019, USC says

With homeownership falling and the number of tenants growing, Southern California rents will continue to rise over the next two years, USC's Casden Multifamily Forecast said Wednesday, Oct. 11.

That translates into rent hikes of $149 a month over the next two years in Orange County, $136 a month in Los Angeles County and $124 a month in the Inland Empire, according to the forecast, produced by the University of Southern California Lusk Center for Real Estate.

Specifically, the forecast estimates:
- The average Orange County rent will rise by 3.6 percent to $2,080 a month in 2018 and by another 3.7 percent to $2,157 a month in 2019.
- The average Inland Empire rent will rise 4.1 percent to $1,509 a month in 2018 and by another 4.2 percent to $1,573 in 2019.

...

Source: Orange County Marketview (Multifamily Market), CBRE Research H1 2017; OC Register, October 11, 2017.

FIRST FOUNDATION

Copyright © 2017 First Foundation Inc. All Rights Reserved

9

Market Profile: Los Angeles Multifamily investment reached $2.9 billion in H1 2017. Demand remained very strong, even following four consecutive years of peak-level activity of over $7 billion. Population, personal income, and total employment are the primary economic drivers of apartment demand. Total employment in the Los Angeles area has grown at an average annual rate of 2.0% (U.S. employment has grown at 1.8%). By year-end 2018,the annualized vacancy rate in Los Angeles County is expected to be 3.8% while rents are forecasted to grow. Southern California apartment rents will keep climbing, report predicts Southern California apartment rents are expected to get even pricier over the next two years, as demand increases along with job growth, a report released Wednesday said. In Los Angeles County, average rents in 2018 are forecast to hit $2,304, up 3% from the previous year. In 2019, rents are expected to climb another 3%, to $2,373, according to the annual USC Casden Real Estate Economics Forecast. . . . "With more millennials entering their late twenties and early thirties, demand for multifamily property should be particularly strong," the report said. October 11, 2017 Southern California apartment rents will keep climbing, report predicts Southern California apartment rents are expected to get even pricier over the next two years, as demand increases along with job growth, a report released Wednesday said. In Los Angeles County, average rents in 2018 are forecast to hit $2,304, up 3% from the previous year. In 2019, rents are expected to climb another 3%, to $2,373, according to the annual USC Casden Real Estate Economics Forecast. . . . "With more millennials entering their late twenties and early thirties, demand for multifamily property should be particularly strong," the report said. . . . October 11, 2017 Multifamily Market Source: Los Angeles Marketview (Multifamily Market), CBRE Research H1 2017; Apartment Outlook (Los Angeles), CBRE, Inc. 2017, LA Times, October 11, 2017.

Deposit Growth and Composition Q3 2017 Cost of Deposits: 0.61% 41% CAGR (2012 – Q3 2017) Deposits by Type – September 30, 2017 ($ in millions)

Consistent Earnings Growth While Investing in the Future Return on Average Equity1 Performance driven by growth in loans, deposits, and assets under management Scalable business model with significant expense leverage (1) Effective tax rate 17.2% (2013), 43.4% (2014) , 41.4% (2015), 39.2% (2016) and 32.6% (2017 YTD) respectively

Serving high net-worth individuals and their families, family businesses, and other affiliated organizations. Founded in 1990 as a fee-based investment advisory company. Bank formed in 2007. Headquartered in Orange County, California. Operates offices in California, Nevada, and Hawaii 25+ CARING FOR THE WEALTH AND WELL-BEING OF OUR CLIENTS Years $4.2 Billion PRIVATE WEALTH MANAGEMENT in Assets Under Management $4.1 Billion BUSINESS/PERSONAL BANKING in Assets First Foundation Inc. is headquartered in Irvine, CA with locations serving CA, NV, and HI NASDAQ: FFWM INVESTMENT MANAGEMENT WEALTH PLANNING PERSONAL BANKING BUSINESS BANKING TRUST SERVICES INSURANCE SERVICES

Our Competitive Advantage Focus on high net-worth clients Personalized services Strong organic growth Significant referrals from existing clients Private Wealth Management Robust investment management platform Asset class expertise Flexible, open architecture Wealth planning services Trust services (CA, NV, and HI) Life insurance services Philanthropy consulting Banking Multifamily / CRE lending platform Single family residential lending Commercial Lending / Cash Management Business and personal banking Core Offering Complementary Services Service & Growth

Banking Services First Foundation Bank Established in 2007 Acquisition of Desert Commercial Bank in 2012 Acquisition of Pacific Rim Bank in 2015 Two branch acquisition in 2016 Announced acquisition of Community 1st Bank in 2017; Pending shareholder approval. Bank, including Trust Department, collaborate with FFA on services provided to clients Offerings include a broad range of banking services Business banking Multifamily and commercial real estate lending platform Single-family residential mortgages (primarily as a service to our high net-worth clients) Relationship-based deposit acquisition strategy California, Nevada, and Hawaii trust powers Total Assets ($ in millions) Trust AUM ($ in millions)

Established, Successful Asset Management Our investment management group emphasizes a valuation discipline with strict risk management SEC-registered investment advisor 27-year track record of managing investments Diversified client base Small Cap Equity International Equity Emerging Markets Equity Emerging Markets Debt Mortgage Backed Securities Proprietary and Open Architecture strategies increase choice Proprietary Large Cap / Dividend / Opportunistic Equity Core Taxable and Tax Exempt Fixed Income Distressed Debt Real Estate Hedge Funds Private Equity High Yield Open Architecture AUM ($ in millions) Subadvisor on Three Mutual Funds Highland Total Return Fund Highland Fixed Income Fund Highland Tax Exempt Fund 14% CAGR

Strategically Located Offices and Market Demographics Top 12 Markets in Western United States1 (By Number of High Net-Worth Households) 1. Los Angeles-Long Beach, CA 241,904 2. San Francisco-Oakland, CA 123,780 3. Seattle-Tacoma-Bellevue, WA 89,193 4. Phoenix-Mesa-Scottsdale, AZ 77,507 5. Riverside, CA 65,725 6. San Diego-Carlsbad, CA 65,633 7. Denver-Aurora-Lakewood, CO 62,562 8. San Jose-Sunnyvale, CA 51,642 9. Portland-Vancouver, OR-WA 46,823 10. Sacramento--Roseville, CA 45,409 11. Las Vegas-Henderson-Paradise, NV 31,023 12. Honolulu, HI 24,729 (1) Source: Phoenix Marketing International’s “Global Wealth Monitor”, data as of December 31, 2014. Western United States defined as Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, New Mexico, Nevada, Oregon, Utah, Washington and Wyoming. High net-worth households are defined as those with $1.0 million or more of investable assets Located in the Right Markets Large concentration of high net-worth households, or Limited competition to our comprehensive platform

Our Growth Strategy Growing our team of experienced bankers and relationship managers Obtaining new client referrals from key referral sources Marketing our services directly to prospective new clients Cross-promoting our services among our banking and wealth management clients Making opportunistic acquisitions Leveraging existing infrastructure to create economies of scale

Why Invest in First Foundation Management Team with Demonstrated Ability to Grow Strong Credit Culture Diverse Revenue Base Well-Positioned in Strategic Markets with Attractive Demographics Broad Range of Financial Products in Banking and Wealth Management Significant Insider Ownership – Incentives Aligned with Shareholders

Appendix

Profitability (1) Effective tax rate of 17.2% (2013), 43.4% (2014) and 41.4% (2015) 39.2% (2016), and 32.6% (2017 YTD), respectively

Credit Quality

Balance Sheet and Capital